Balter L/S Small Cap Equity Fund

(the “Fund”)

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Supplement dated February 3, 2017

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2016

The following supplements information contained in the Fund’s current Prospectus and SAI.

On October 24-25, 2016, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) approved an interim investment sub-advisory agreement and a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended (the “1940 Act”), for Midwood Capital Management, LLC (“Midwood”), the sub-adviser for one of the strategies within the Balter L/S Small Cap Equity Fund (the “Fund”). The Fund is managed by several unaffiliated sub-advisers and Midwood is one of the sub-advisers that provides the day-to-day management for one of the strategies of the Fund.

Specifically, Midwood entered into a transaction that closed on January 1, 2017. As a result of the transaction, Midwood underwent a change in control whereby two individuals who had control of Midwood, Ross DeMont and Howard Rubin, relinquished their control of Midwood. Additionally, under the terms of the transaction, Balter Capital Management, LLC (“BCM”), the parent company of the Fund’s adviser, Balter Liquid Alternatives, LLC (“Balter” or the “Adviser”) acquired a 20% minority economic interest in Midwood and certain veto rights over actions of Midwood. As a result of the closing of the transaction, the equity ownership of Midwood is as follows: BCM (20%), David Cohen (80%).

As a result of this transaction, Midwood’s original investment sub-advisory agreement terminated. Shareholders of the Fund will be sent an Information Statement containing additional information on the change of control of Midwood. A majority of the Fund’s shares approved the new sub-advisory agreement pursuant to a written consent on February 3, 2017.

The Fund’s Prospectus and SAI are amended to remove all references to Ross DeMont and Howard Rubin.

The section of the Prospectus entitled “Management of the Fund — The Sub-Advisers - Midwood” is deleted in its entirety and replaced with the following:

Midwood Capital Management LLC, 125 High Street, Oliver Street Tower, 8th Floor, Boston, MA, 02110, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Midwood is registered as an investment adviser with the SEC and was founded in 2003. Midwood has not previously managed a registered investment company

The section of both the Prospectus and SAI entitled “Portfolio Managers — The Sub-Advisers — Midwood” is deleted in its entirety and replaced with the following:

David E. Cohen, Managing Member and Portfolio Manager since co-founding Midwood Capital Management, LLC in 2003, Mr. Cohen has served as a Portfolio Manager at Midwood which has served as investment adviser to and general partner of Midwood Capital Partners, L.P., a domestic limited partnership, as well as other limited partnerships, investing primarily in small-cap equity securities. Mr. Cohen serves as the portfolio manager of Midwood’s Allocated Portion of the Fund.

Finally, the fourth paragraph under the section of the SAI entitled “Management of the Fund — Sub-Advisers” is deleted in its entirety and replaced with the following:

Midwood Capital Management LLC, 125 High Street, Oliver Street Tower, 8th Floor, Boston, MA, 02110 (“Midwood”), is the Sub-Adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Midwood is controlled by David Cohen.

You should read this Supplement in conjunction with the Prospectus dated March 1, 2016, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.